UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2022

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Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 586-3100
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, the Board of Directors (the “Board”) of Foghorn Therapeutics Inc. (the “Company”), upon the recommendation of the Board’s Nominating and Corporate Governance Committee, elected Thomas J. Lynch Jr., MD to the Board as a Class I Director with a term to expire at the 2024 annual meeting of stockholders.

Dr. Lynch will be compensated for his service as a director in accordance with the Company’s non-employee director compensation policy. Dr. Lynch was awarded an option to purchase 32,000 shares of the Company’s common stock on the effective date of his appointment, which option will vest annually in equal amounts over three years, subject in each case to his continued service through the applicable vesting date.

Upon his election to the Board, Dr. Lynch was appointed as a member of the Science Committee of the Board.

Dr. Lynch does not have a material direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Dr. Lynch and any other person pursuant to which he was selected as a director. The Company plans to enter into an indemnification agreement with Dr. Lynch, which will provide him with indemnification in connection with his service as a member of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Allan Reine
Allan Reine, M.D.
Chief Financial Officer

Date: October 27, 2022